Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
SECOND QUARTER 2021
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
SECOND QUARTER 2021
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on July 14, 2021. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located primarily in markets across the Mid-Atlantic, Midwest, Southeast and Southwest. PNC also has strategic international offices in four countries outside the U.S.

PNC has three reportable business segments: Retail Banking, Corporate & Institutional Banking, and Asset Management Group. Business segment results and a description of each business will be included in PNC's second quarter 2021 Form 10-Q.

ACQUISITION OF BBVA USA BANCSHARES, INC.
On June 1, 2021, PNC acquired BBVA USA Bancshares Inc. (BBVA), a U.S. financial holding company conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA. BBVA USA has more than 600 branches in Texas, Alabama, Arizona, California, Florida, Colorado and New Mexico. PNC paid $11.5 billion in cash as consideration for the acquisition, and added $82.2 billion of deposits and $60.5 billion of loans to PNC's Consolidated Balance Sheet as a result of the acquisition. PNC's second quarter earnings results reflect BBVA's acquired business operations for the month of June 2021 and PNC's balance sheet dated June 30, 2021 includes BBVA's balances. PNC's previously disclosed amounts do not include BBVA amounts. PNC's second quarter 2021 Form 10-Q will include additional information on this acquisition.

DISCONTINUED OPERATIONS
On May 15, 2020, PNC completed the sale of its 31.6 million shares of BlackRock, Inc., common and preferred stock through a registered secondary offering. In addition, BlackRock repurchased 2.65 million shares from PNC. The total proceeds from the sale were $14.2 billion in cash, net of $0.2 billion in expenses, and resulted in a gain on sale of $4.3 billion. Additionally, PNC contributed 500,000 BlackRock shares to the PNC Foundation on May 18, 2020. As a result, PNC has divested its entire holding in BlackRock. PNC and its affiliates only hold shares of BlackRock stock in a fiduciary capacity for clients of PNC and its affiliates. Activity for BlackRock for all periods presented on the Consolidated Income Statement have been reclassified to discontinued operations and prior period BlackRock investment balances have been reclassified to the Asset held for sale line on the Consolidated Balance Sheet in accordance with Accounting Standard Codification (ASC) 205-20, Presentation of Financial Statements - Discontinued Operations.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions, except per share data	2021	2021	2020	2020	2020	2021	2020
Interest Income
Loans	$2,160	$1,996	$2,074	$2,116	$2,257	$4,156	$4,737
Investment securities	469	421	442	490	527	890	1,109
Other	72	66	60	70	71	138	209
Total interest income	2,701	2,483	2,576	2,676	2,855	5,184	6,055
Interest Expense
Deposits	30	40	53	74	141	70	516
Borrowed funds	90	95	99	118	187	185	501
Total interest expense	120	135	152	192	328	255	1,017
Net interest income	2,581	2,348	2,424	2,484	2,527	4,929	5,038
Noninterest Income
Asset management	239	226	221	215	199	465	400
Consumer services	457	384	387	390	330	841	707
Corporate services	688	555	650	479	512	1,243	1,038
Residential mortgage	103	105	99	137	158	208	368
Service charges on deposits	131	119	134	119	79	250	247
Other (a)	468	483	293	457	271	951	614
Total noninterest income	2,086	1,872	1,784	1,797	1,549	3,958	3,374
Total revenue	4,667	4,220	4,208	4,281	4,076	8,887	8,412
Provision For (Recapture of) Credit Losses	302	(551)	(254)	52	2,463	(249)	3,377
Noninterest Expense
Personnel	1,640	1,477	1,521	1,410	1,373	3,117	2,742
Occupancy	217	215	215	205	199	432	406
Equipment	326	293	296	292	301	619	588
Marketing	74	45	64	67	47	119	105
Other	793	544	612	557	595	1,337	1,217
Total noninterest expense	3,050	2,574	2,708	2,531	2,515	5,624	5,058
Income (loss) from continuing operations before income taxes and noncontrolling interests	1,315	2,197	1,754	1,698	(902)	3,512	(23)
Income taxes (benefit) from continuing operations	212	371	298	166	(158)	583	(38)
Net income (loss) from continuing operations	1,103	1,826	1,456	1,532	(744)	2,929	15
Income from discontinued operations before taxes					5,596		5,777
Income taxes from discontinued operations					1,197		1,222
Net income from discontinued operations					4,399		4,555
Net income	1,103	1,826	1,456	1,532	3,655	2,929	4,570
Less: Net income attributable to noncontrolling interests	12	10	14	13	7	22	14
Preferred stock dividends (b)	48	57	48	63	55	105	118
Preferred stock discount accretion and redemptions	1	1	1	1	1	2	2
Net income attributable to common shareholders	$1,042	$1,758	$1,393	$1,455	$3,592	$2,800	$4,436
Earnings Per Common Share
Basic earnings (loss) from continuing operations	$2.43	$4.11	$3.26	$3.40	$(1.90)	$6.54	$(0.29)
Basic earnings from discontinued operations					10.28		10.60
Total basic earnings	$2.43	$4.11	$3.26	$3.40	$8.40	$6.54	$10.33
Diluted earnings (loss) from continuing operations	$2.43	$4.10	$3.26	$3.39	$(1.90)	$6.53	$(0.29)
Diluted earnings from discontinued operations					10.28		10.59
Total diluted earnings	$2.43	$4.10	$3.26	$3.39	$8.40	$6.53	$10.32
Average Common Shares Outstanding
Basic	427	426	425	426	426	426	428
Diluted	427	426	426	426	426	427	428
Efficiency	65%	61%	64%	59%	62%	63%	60%
Noninterest income to total revenue	45%	44%	42%	42%	38%	45%	40%
Effective tax rate from continuing operations (c)	16.1%	16.9%	17.0%	9.8%	17.5%	16.6%	165.2%
(a)Includes net gains on sales of securities of $10 million, $25 million, $51 million, $32 million and $40 million for the quarters ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively. Amounts for the six months ended June 30, 2021 and June 30, 2020 were $35 million and $222 million, respectively.
(b)Dividends are payable quarterly other than Series O, Series R and Series S preferred stock, which are payable semiannually, with the Series O payable in different quarters than the Series R and Series S preferred stock.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions, except par value	2021	2021	2020	2020	2020
Assets
Cash and due from banks	$8,724	$7,455	$7,017	$6,629	$6,338
Interest-earning deposits with banks (a)	72,447	86,161	85,173	70,959	50,233
Loans held for sale (b)	2,227	1,967	1,597	1,787	1,443
Investment securities – available for sale	125,058	96,799	87,358	89,747	97,052
Investment securities – held to maturity	1,485	1,456	1,441	1,438	1,441
Loans (b)	294,704	237,013	241,928	249,279	258,236
Allowance for loan and lease losses	(5,730)	(4,714)	(5,361)	(5,751)	(5,928)
Net loans	288,974	232,299	236,567	243,528	252,308
Equity investments	7,521	6,386	6,052	4,938	4,943
Mortgage servicing rights	1,793	1,680	1,242	1,113	1,067
Goodwill	10,958	9,317	9,233	9,233	9,233
Other (b)	35,025	30,894	30,999	32,445	34,920
Total assets	$554,212	$474,414	$466,679	$461,817	$458,978
Liabilities
Deposits
Noninterest-bearing	$154,190	$120,641	$112,637	$107,281	$99,458
Interest-bearing	298,693	254,426	252,708	247,798	246,539
Total deposits	452,883	375,067	365,345	355,079	345,997
Borrowed funds
Federal Home Loan Bank borrowings		1,500	3,500	5,500	8,500
Bank notes and senior debt	24,408	22,139	24,271	26,839	27,704
Subordinated debt	7,120	6,241	6,403	6,465	6,500
Other (b)	3,285	3,150	3,021	3,306	4,322
Total borrowed funds	34,813	33,030	37,195	42,110	47,026
Allowance for unfunded lending related commitments	645	507	584	689	662
Accrued expenses and other liabilities	11,186	11,931	9,514	10,629	12,345
Total liabilities	499,527	420,535	412,638	408,507	406,030
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800 shares, issued 543, 543, 543, 542, and 542 shares	2,713	2,713	2,713	2,712	2,712
Capital surplus	15,928	15,879	15,884	15,836	16,284
Retained earnings	48,663	48,113	46,848	45,947	44,986
Accumulated other comprehensive income	1,463	1,290	2,770	2,997	3,069
Common stock held in treasury at cost:118, 118, 119, 118 and 117 shares	(14,140)	(14,146)	(14,205)	(14,216)	(14,128)
Total shareholders’ equity	54,627	53,849	54,010	53,276	52,923
Noncontrolling interests	58	30	31	34	25
Total equity	54,685	53,879	54,041	53,310	52,948
Total liabilities and equity	$554,212	$474,414	$466,679	$461,817	$458,978
(a)Amounts include balances held with the Federal Reserve Bank of $71.9 billion, $85.8 billion, $84.9 billion, $70.6 billion and $50.0 billion as of June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our first quarter 2021 Form 10-Q included, and our second quarter 2021 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (c)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2021	2021	2020	2020	2020	2021	2020
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$56,042	$45,298	$48,036	$52,215	$52,500	$50,700	$51,068
Non-agency	1,142	1,236	1,337	1,437	1,529	1,189	1,573
Commercial mortgage-backed	6,465	6,241	6,568	6,927	7,232	6,354	6,983
Asset-backed	5,855	5,304	5,017	5,033	5,309	5,581	5,156
U.S. Treasury and government agencies	32,419	22,309	18,783	18,724	15,457	27,392	15,697
Other	5,107	4,561	4,561	4,723	4,952	4,835	4,488
Total securities available for sale	107,030	84,949	84,302	89,059	86,979	96,051	84,965
Securities held to maturity
Asset-backed					22		37
U.S. Treasury and government agencies	802	797	793	788	783	800	781
Other	671	650	650	655	646	660	643
Total securities held to maturity	1,473	1,447	1,443	1,443	1,451	1,460	1,461
Total investment securities	108,503	86,396	85,745	90,502	88,430	97,511	86,426
Loans
Commercial and industrial	137,892	129,996	134,944	139,795	153,595	133,966	141,159
Commercial real estate	31,611	28,598	28,991	29,081	28,707	30,113	28,491
Equipment lease financing	6,332	6,332	6,380	6,771	7,035	6,332	7,051
Consumer	52,575	50,904	52,872	54,692	56,485	51,744	57,082
Residential real estate	27,197	22,305	22,638	22,753	22,292	24,764	22,060
Total loans	255,607	238,135	245,825	253,092	268,114	246,919	255,843
Interest-earning deposits with banks (b)	78,522	85,410	76,374	60,327	34,600	81,947	26,085
Other interest-earning assets	8,079	7,829	8,134	9,752	10,867	7,955	10,167
Total interest-earning assets	450,711	417,770	416,078	413,673	402,011	434,332	378,521
Noninterest-earning assets	53,718	50,450	48,901	48,466	55,302	52,093	56,353
Total assets	$504,429	$468,220	$464,979	$462,139	$457,313	$486,425	$434,874
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$64,990	$59,083	$62,621	$63,598	$61,346	$62,053	$57,317
Demand	99,091	91,619	88,026	87,226	82,881	95,376	76,906
Savings	87,307	82,926	79,430	77,479	75,345	85,129	72,661
Time deposits	18,048	18,449	19,448	20,248	21,873	18,246	21,506
Total interest-bearing deposits	269,436	252,077	249,525	248,551	241,445	260,804	228,390
Borrowed funds
Federal Home Loan Bank borrowings	265	2,411	4,761	7,196	12,559	1,332	13,000
Bank notes and senior debt	22,620	22,799	24,022	25,858	28,298	22,709	29,143
Subordinated debt	6,218	5,929	5,936	5,936	5,937	6,074	5,935
Other	5,046	4,057	3,433	4,354	6,435	4,555	7,131
Total borrowed funds	34,149	35,196	38,152	43,344	53,229	34,670	55,209
Total interest-bearing liabilities	303,585	287,273	287,677	291,895	294,674	295,474	283,599
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	132,283	113,299	109,878	101,931	93,776	122,843	84,086
Accrued expenses and other liabilities	14,755	14,258	14,348	15,341	16,989	14,508	16,712
Equity	53,806	53,390	53,076	52,972	51,874	53,600	50,477
Total liabilities and equity	$504,429	$468,220	$464,979	$462,139	$457,313	$486,425	$434,874

(a)Calculated using average daily balances.
(b)Amounts include average balances held with the Federal Reserve Bank of Cleveland of $78.3 billion, $85.2 billion, $76.1 billion, $60.0 billion and $34.2 billion for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, and $81.7 billion and $25.8 billion for the six months ended June 30, 2021 and June 30, 2020, respectively.
(c)Second quarter results reflect BBVA's acquired business operations for the month of June. Previously disclosed amounts do not include BBVA amounts.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited) (c)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
	2021	2021	2020	2020	2020	2021	2020
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	1.61%	1.72%	1.81%	2.03%	2.29%	1.66%	2.45%
Non-agency	7.85%	7.24%	7.15%	7.26%	7.13%	7.54%	7.51%
Commercial mortgage-backed	2.49%	2.58%	2.66%	2.50%	2.59%	2.54%	2.76%
Asset-backed	2.07%	1.84%	2.04%	2.44%	2.60%	1.96%	2.82%
U.S. Treasury and government agencies	1.30%	1.68%	1.77%	1.64%	1.77%	1.45%	2.03%
Other	3.00%	3.28%	3.45%	3.39%	3.47%	3.13%	3.57%
Total securities available for sale	1.73%	1.95%	2.05%	2.16%	2.39%	1.82%	2.58%
Securities held to maturity
Asset-backed					2.38%		2.65%
U.S. Treasury and government agencies	2.86%	2.83%	2.88%	2.86%	2.84%	2.85%	2.84%
Other	3.67%	4.17%	4.20%	4.20%	4.27%	3.91%	4.38%
Total securities held to maturity	3.23%	3.43%	3.47%	3.47%	3.47%	3.33%	3.51%
Total investment securities	1.75%	1.97%	2.08%	2.18%	2.41%	1.85%	2.59%
Loans
Commercial and industrial	2.89%	2.91%	2.87%	2.82%	2.83%	2.90%	3.19%
Commercial real estate	2.92%	2.80%	2.63%	2.65%	2.84%	2.86%	3.23%
Equipment lease financing	3.76%	3.90%	3.90%	3.80%	3.82%	3.83%	3.88%
Consumer	4.82%	4.78%	4.74%	4.69%	4.86%	4.80%	5.12%
Residential real estate	3.50%	3.53%	3.69%	3.74%	3.86%	3.51%	3.91%
Total loans	3.38%	3.38%	3.35%	3.32%	3.37%	3.38%	3.71%
Interest-earning deposits with banks	0.11%	0.10%	0.10%	0.10%	0.10%	0.10%	0.50%
Other interest-earning assets	2.46%	2.34%	1.99%	2.23%	2.26%	2.40%	2.84%
Total yield on interest-earning assets	2.40%	2.40%	2.46%	2.57%	2.85%	2.40%	3.21%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	0.03%	0.03%	0.05%	0.07%	0.15%	0.03%	0.41%
Demand	0.03%	0.04%	0.04%	0.05%	0.08%	0.03%	0.23%
Savings	0.05%	0.06%	0.08%	0.11%	0.31%	0.05%	0.54%
Time deposits	0.20%	0.32%	0.41%	0.58%	0.80%	0.26%	1.06%
Total interest-bearing deposits	0.05%	0.06%	0.08%	0.12%	0.23%	0.05%	0.45%
Borrowed funds
Federal Home Loan Bank borrowings	0.35%	0.43%	0.40%	0.47%	1.00%	0.42%	1.36%
Bank notes and senior debt	0.98%	1.04%	1.00%	1.08%	1.56%	1.01%	2.00%
Subordinated debt	1.35%	1.43%	1.38%	1.51%	1.91%	1.39%	2.32%
Other	0.97%	1.21%	1.39%	1.31%	0.92%	1.07%	1.34%
Total borrowed funds	1.04%	1.09%	1.02%	1.06%	1.39%	1.06%	1.80%
Total rate on interest-bearing liabilities	0.16%	0.19%	0.21%	0.26%	0.44%	0.17%	0.71%
Interest rate spread	2.24%	2.21%	2.25%	2.31%	2.41%	2.23%	2.50%
Benefit from use of noninterest bearing sources (b)	0.05%	0.06%	0.07%	0.08%	0.11%	0.05%	0.17%
Net interest margin	2.29%	2.27%	2.32%	2.39%	2.52%	2.28%	2.67%

(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020 were $15 million, $15 million, $17 million, $17 million and $19 million, respectively. The taxable-equivalent adjustments to net interest income for the six months ended June 30, 2021 and June 30, 2020 were $30 million and $41 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.
(c)Second quarter results reflect BBVA's acquired business operations for the month of June. Previously disclosed amounts do not include BBVA amounts.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5

Table 5: Per Share Related Information (Unaudited)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions, except per share data	2021	2021	2020	2020	2020	2021	2020
Basic
Net income (loss) from continuing operations	$1,103	$1,826	$1,456	$1,532	$(744)	$2,929	$15
Less:
Net income attributable to noncontrolling interests	12	10	14	13	7	22	14
Preferred stock dividends	48	57	48	63	55	105	118
Preferred stock discount accretion and redemptions	1	1	1	1	1	2	2
Net income (loss) from continuing operations attributable to common shareholders	1,042	1,758	1,393	1,455	(807)	2,800	(119)
Less: Dividends and undistributed earnings allocated to nonvested restricted shares	5	8	6	8	1	13	4
Net income (loss) from continuing operations attributable to basic common shareholders	$1,037	$1,750	$1,387	$1,447	$(808)	$2,787	$(123)
Net income from discontinued operations attributable to common shareholders					$4,399		$4,555
Less: Undistributed earnings allocated to nonvested restricted shares					21		22
Net income from discontinued operations attributable to basic common shareholders					$4,378		$4,533
Basic weighted-average common shares outstanding	427	426	425	426	426	426	428
Basic earnings (loss) per common share from continuing operations (a)	$2.43	$4.11	$3.26	$3.40	$(1.90)	$6.54	$(0.29)
Basic earnings per common share from discontinued operations (a)					$10.28		$10.60
Basic earnings per common share	$2.43	$4.11	$3.26	$3.40	$8.40	$6.54	$10.33
Diluted
Net income (loss) from continuing operations attributable to diluted common shareholder	$1,037	$1,750	$1,387	$1,447	$(808)	$2,787	$(123)
Net income from discontinued operations attributable to basic common shareholders					$4,378		$4,533
Less: Impact of earnings per share dilution from discontinued operations					1		2
Net income from discontinued operations attributable to diluted common shareholders					$4,377		$4,531
Basic weighted-average common shares outstanding	427	426	425	426	426	426	428
Dilutive potential common shares			1			1
Diluted weighted-average common shares outstanding	427	426	426	426	426	427	428
Diluted earnings (loss) per common share from continuing operations (a)	$2.43	$4.10	$3.26	$3.39	$(1.90)	$6.53	$(0.29)
Diluted earnings per common share from discontinued operations (a)					$10.28		$10.59
Diluted earnings per common share	$2.43	$4.10	$3.26	$3.39	$8.40	$6.53	$10.32

(a)Dividends are payable quarterly other than the Series O, Series R and Series S preferred stock, which are payable semiannually, with the Series O payable in different quarters than the Series R and Series S preferred stock.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Table 6: Details of Loans (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions	2021 (a)	2021	2020	2020	2020
Commercial
Commercial and industrial	$155,300	$129,798	$132,073	$137,187	$144,335
Commercial real estate	37,964	28,319	28,716	29,028	28,763
Equipment lease financing	6,376	6,389	6,414	6,479	7,097
Total commercial	199,640	164,506	167,203	172,694	180,195
Consumer
Home equity	25,174	23,493	24,088	24,539	24,879
Residential real estate	36,846	22,418	22,560	22,886	22,469
Automobile	17,551	13,584	14,218	14,977	16,157
Credit card	6,528	5,675	6,215	6,303	6,575
Education	2,726	2,842	2,946	3,051	3,132
Other consumer	6,239	4,495	4,698	4,829	4,829
Total consumer	95,064	72,507	74,725	76,585	78,041
Total loans	$294,704	$237,013	$241,928	$249,279	$258,236
(a)Includes $60.5 billion of loans at June 30, 2021, $38.5 billion in the commercial portfolio and $22.0 billion in the consumer portfolio, that were acquired as a part of the BBVA acquisition on June 1, 2021. Additional information on this acquired loan portfolio will be included in our second quarter 2021 Form 10-Q.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited)
Table 7: Change in Allowance for Loan and Lease Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2021	2021	2020	2020	2020	2021	2020
Allowance for loan and lease losses
Beginning balance	$4,714	$5,361	$5,751	$5,928	$3,944	$5,361	$2,742
Adoption of ASU 2016-03 (a)							463
Acquisition PCD reserves	1,115					1,115
Gross charge-offs:
Commercial and industrial	(40)	(59)	(133)	(59)	(112)	(99)	(190)
Commercial real estate		(5)	(1)	(1)		(5)
Equipment lease financing	(1)	(5)	(4)	(4)	(10)	(6)	(15)
Home equity	(7)	(7)	(11)	(12)	(8)	(14)	(19)
Residential real estate	(3)	(4)	(6)	(2)		(7)	(2)
Automobile	(31)	(52)	(55)	(57)	(69)	(83)	(153)
Credit card	(58)	(69)	(72)	(74)	(76)	(127)	(154)
Education	(3)	(5)	(3)	(3)	(4)	(8)	(10)
Other consumer	(31)	(37)	(42)	(35)	(35)	(68)	(75)
Acquired loan gross charge-offs (b)	(254)					(254)
Total gross charge-offs	(428)	(243)	(327)	(247)	(314)	(671)	(618)
Recoveries:
Commercial and industrial	28	14	23	21	13	42	31
Commercial real estate	2	1	3	2		3	4
Equipment lease financing	3	3	3	3	2	6	4
Home equity	21	17	17	15	15	38	29
Residential real estate	6	5	4	4	4	11	8
Automobile	39	38	33	31	29	77	64
Credit card	10	12	9	9	9	22	17
Education	2	2	2	2	2	4	4
Other consumer	5	5	4	5	4	10	9
Acquired loan recoveries	6					6
Total recoveries	122	97	98	92	78	219	170
Net (charge-offs) / recoveries:
Commercial and industrial	(12)	(45)	(110)	(38)	(99)	(57)	(159)
Commercial real estate	2	(4)	2	1		(2)	4
Equipment lease financing	2	(2)	(1)	(1)	(8)		(11)
Home equity	14	10	6	3	7	24	10
Residential real estate	3	1	(2)	2	4	4	6
Automobile	8	(14)	(22)	(26)	(40)	(6)	(89)
Credit card	(48)	(57)	(63)	(65)	(67)	(105)	(137)
Education	(1)	(3)	(1)	(1)	(2)	(4)	(6)
Other consumer	(26)	(32)	(38)	(30)	(31)	(58)	(66)
Acquired loan net (charge-offs)	(248)					(248)
Total net (charge-offs)	(306)	(146)	(229)	(155)	(236)	(452)	(448)
Provision for (recapture of) credit losses (c)	206	(502)	(164)	(23)	2,220	(296)	3,172
Other	1	1	3	1		2	(1)
Ending balance	$5,730	$4,714	$5,361	$5,751	$5,928	$5,730	$5,928
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(240)	$(51)	$(109)	$(38)	$(107)	$(291)	$(166)
Consumer net charge-offs	(66)	(95)	(120)	(117)	(129)	(161)	(282)
Total net charge-offs	$(306)	$(146)	$(229)	$(155)	$(236)	$(452)	$(448)
Net charge-offs to average loans (annualized)	0.48%	0.25%	0.37%	0.24%	0.35%	0.37%	0.35%
Commercial	0.55%	0.13%	0.25%	0.09%	0.23%	0.34%	0.19%
Consumer	0.33%	0.53%	0.63%	0.60%	0.66%	0.42%	0.72%
(a)    Represents the impact of adopting ASU 2016-13, Financial Instruments - Credit Losses on January 1, 2020, and our transition from an incurred loss methodology for our reserves to an expected credit loss methodology. Our 2020 Form 10-K included additional information related to our adoption of the CECL standard.
(b)    Primarily represents the charge-off of certain loans previously charged off by BBVA, which were written up upon acquisition to unpaid principal balance as required by purchase accounting.
(c)    See Table 8 for the components of the Provision for (recapture of) credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Allowance for Credit Losses (Unaudited) (Continued)

Table 8: Components of the Provision for (Recapture of) Credit Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2021 (a)	2021	2020	2020	2020	2021 (a)	2020
Provision for (recapture of) credit losses
Loans and leases	$206	$(502)	$(164)	$(23)	$2,220	$(296)	$3,172
Unfunded lending related commitments	92	(77)	(105)	27	212	15	165
Investment securities		26	11	39	30	26	30
Other financial assets	4	2	4	9	1	6	10
Total provision for (recapture of) credit losses	$302	$(551)	$(254)	$52	$2,463	$(249)	$3,377
(a)     Amounts for the three and six months ended June 30, 2021 include $1.0 billion of provision for credit losses that was recorded as part of the BBVA acquisition on June 1, 2021.

Table 9: Allowance for Credit Losses by Loan Class (a)

	June 30, 2021			March 31, 2021			June 30, 2020
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$2,282	$155,300	1.47%	$1,815	$129,798	1.40%	$2,834	$144,335	1.96%
Commercial real estate	1,404	37,964	3.70%	1,126	28,319	3.98%	382	28,763	1.33%
Equipment lease financing	126	6,376	1.98%	142	6,389	2.22%	164	7,097	2.31%
Total commercial	3,812	199,640	1.91%	3,083	164,506	1.87%	3,380	180,195	1.88%
Consumer
Home equity	188	25,174	0.75%	239	23,493	1.02%	382	24,879	1.54%
Residential real estate	63	36,846	0.17%	(17)	22,418	(0.08)%	50	22,469	0.22%
Automobile	421	17,551	2.40%	344	13,584	2.53%	450	16,157	2.79%
Credit card	711	6,528	10.89%	693	5,675	12.21%	1,010	6,575	15.36%
Education	98	2,726	3.60%	112	2,842	3.94%	151	3,132	4.82%
Other consumer	437	6,239	7.00%	260	4,495	5.78%	505	4,829	10.46%
Total consumer	1,918	95,064	2.02%	1,631	72,507	2.25%	2,548	78,041	3.26%
Total	5,730	$294,704	1.94%	4,714	$237,013	1.99%	5,928	$258,236	2.30%
Allowance for unfunded lending related commitments	645			507			662
Allowance for credit losses	$6,375			$5,221			$6,590

Supplemental Information
Allowance for credit losses to total loans			2.16%			2.20%			2.55%
Commercial			2.18%			2.12%			2.18%
Consumer			2.14%			2.39%			3.41%

(a)     Excludes allowances for investment securities and other financial assets, which together totaled $138 million, $136 million and $51 million at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Details of Nonperforming Assets (Unaudited)

Table 10: Nonperforming Assets by Type

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2021	2021	2020	2020	2020
Nonperforming loans, including TDRs
Commercial
Commercial and industrial
Retail/wholesale trade	$25	$66	$61	$90	$117
Manufacturing	37	55	81	80	58
Service providers	87	79	90	69	57
Real estate related (a)	41	48	95	140	158
Health care	17	19	20	20	19
Transportation and warehousing	15	18	20	14	20
Other industries	144	227	299	264	264
Total commercial and industrial	366	512	666	677	693
Commercial real estate	218	221	224	217	43
Equipment lease financing	15	16	33	21	22
Acquired loans (b)	847
Total commercial	1,446	749	923	915	758
Consumer (c)
Home equity	624	656	645	639	636
Residential real estate	502	541	528	339	305
Automobile	172	178	175	171	156
Credit card	5	7	8	13	15
Other consumer	6	7	7	8	6
Acquired loans (b)	24
Total consumer	1,333	1,389	1,363	1,170	1,118
Total nonperforming loans (d)	2,779	2,138	2,286	2,085	1,876
OREO and foreclosed assets	30	41	51	67	79
Acquired OREO and foreclosed assets (b)	9
Total nonperforming assets	$2,818	$2,179	$2,337	$2,152	$1,955
Nonperforming loans to total loans	0.94%	0.90%	0.94%	0.84%	0.73%
Acquired nonperforming loans to total acquired loans (b)	1.44%
Nonperforming assets to total loans, OREO and foreclosed assets	0.96%	0.92%	0.97%	0.86%	0.76%
Nonperforming assets to total assets	0.51%	0.46%	0.50%	0.47%	0.43%
Allowance for loan and lease losses to nonperforming loans	206%	220%	235%	276%	316%
Allowance for acquired loan and lease losses to acquired nonperforming loans (b)	193%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Reflects nonperforming assets acquired as a part of the BBVA acquisition on June 1, 2021. Additional information on this acquired portfolio will be included in our second quarter 2021 Form 10-Q.
(c)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(d)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Details of Nonperforming Assets (Unaudited) (Continued)

Table 11: Change in Nonperforming Assets

	April 1, 2021 -	January 1, 2021 -	October 1, 2020 -	July 1, 2020 -	April 1, 2020 -
In millions	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Beginning balance	$2,179	$2,337	$2,152	$1,955	$1,755
New nonperforming assets	207	249	586	512	458
Charge-offs and valuation adjustments	(61)	(70)	(97)	(75)	(104)
Principal activity, including paydowns and payoffs	(264)	(186)	(185)	(175)	(85)
Asset sales and transfers to loans held for sale	(15)	(86)	(14)	(20)	(28)
Returned to performing status	(108)	(65)	(105)	(45)	(41)
Acquired nonperforming assets (a)	880
Ending balance	$2,818	$2,179	$2,337	$2,152	$1,955
(a)Represents nonperforming assets acquired as a part of the BBVA acquisition on June 1, 2021 and includes $871 million of loans and $9 million of OREO and foreclosed assets. See our second quarter 2021 Form 10-Q for additional information on this acquired portfolio.

Table 12: Largest Individual Nonperforming Assets (a)

June 30, 2021 - Dollars in millions
Ranking	Outstandings	Industry
1	$141	Real Estate and Rental and Leasing
2	56	Real Estate and Rental and Leasing
3	49	Accommodation and Food Services
4	46	Professional, Scientific, and Technical Services
5	36	Accommodation and Food Services
6	35	Mining, Quarrying, and Oil and Gas Extraction
7	32	Health Care and Social Assistance
8	32	Arts, Entertainment, and Recreation
9	31	Real Estate and Rental and Leasing
10	30	Mining, Quarrying, and Oil and Gas Extraction
Total	$488
As a percent of total nonperforming assets		17%
(a)    Amounts shown are not net of related allowance for loan and lease losses, if applicable.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited)

Pursuant to the interagency guidance issued in April 2020 and in connection with the credit reporting rules from the U.S. Coronavirus Aid, Relief and Economic Security Act (CARES Act), the delinquency status of loans modified due to COVID-19 related hardships are reported for all periods presented in alignment with the rules set forth for banks to report delinquency status to the credit agencies. These rules require that COVID-19 related loan modifications be reported as follows:
•if current at the time of modification, the loan remains current throughout the modification period,
•if delinquent at the time of modification and the borrower was not made current as part of the modification, the loan maintains its reported as delinquent status during the modification period, or
•if delinquent at the time of modification and the borrower was made current as part of the modification or beca4me current during the modification period, the loan is reported as current.
As a result, certain loans modified due to COVID-19 related hardships are not being reported as past due for the periods presented based on the contractual terms of the loan, even where borrowers may not be making payments on their loans during the modification period. Our first quarter 2021 Form 10-Q included, and our second quarter 2021 Form 10-Q will include, additional information on COVID-19 related loan modifications.

Table 13: Accruing Loans Past Due 30 to 59 Days (a)

	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Jun. 30
Dollars in millions	2021	2021	2020	2020	2020
Commercial
Commercial and industrial	$46	$80	$106	$56	$49
Commercial real estate	1	12	6	6	51
Equipment lease financing	3	21	31	7	8
Acquired loans (b)	30
Total commercial	80	113	143	69	108
Consumer
Home equity	38	43	50	48	70
Residential real estate
Non government insured	77	61	89	99	135
Government insured	87	101	92	89	63
Automobile	70	76	134	116	105
Credit card	29	31	43	44	53
Education
Non government insured	5	6	5	6	3
Government insured	41	43	50	51	36
Other consumer	10	11	14	17	17
Acquired loans (b)	111
Total consumer	468	372	477	470	482
Total	$548	$485	$620	$539	$590
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.19%	0.20%	0.26%	0.22%	0.23%
Commercial	0.04%	0.07%	0.09%	0.04%	0.06%
Consumer	0.49%	0.51%	0.64%	0.61%	0.62%

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Accruing Loans Past Due (Unaudited) (Continued)

Table 14: Accruing Loans Past Due 60 to 89 Days (a)

	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Jun. 30
Dollars in millions	2021	2021	2020	2020	2020
Commercial
Commercial and industrial	$18	$13	$26	$37	$28
Commercial real estate	3	1	1	6	4
Equipment lease financing	3	1	5	4	9
Acquired loans (b)	10
Total commercial	34	15	32	47	41
Consumer
Home equity	15	20	21	22	27
Residential real estate
Non government insured	9	13	16	22	34
Government insured	51	60	62	58	59
Automobile	14	19	34	32	34
Credit card	19	24	30	33	38
Education
Non government insured	2	3	2	2	2
Government insured	20	22	27	24	21
Other consumer	5	6	10	11	8
Acquired loans (b)	46
Total consumer	181	167	202	204	223
Total	$215	$182	$234	$251	$264
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.07%	0.08%	0.10%	0.10%	0.10%
Commercial	0.02%	0.01%	0.02%	0.03%	0.02%
Consumer	0.19%	0.23%	0.27%	0.27%	0.29%

Table 15: Accruing Loans Past Due 90 Days or More (a)

	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Jun. 30
Dollars in millions	2021	2021	2020	2020	2020
Commercial
Commercial and industrial	$40	$63	$30	$36	$34
Acquired loans (b)	7
Total commercial	47	63	30	36	34
Consumer
Residential real estate
Non government insured	20	17	27	28	19
Government insured	257	258	292	241	245
Automobile	3	6	12	12	19
Credit card	41	52	60	60	61
Education
Non government insured	1	2	2	1	1
Government insured	66	74	75	62	65
Other consumer	5	7	11	8	12
Acquired loans (b)	87
Total consumer	480	416	479	412	422
Total	$527	$479	$509	$448	$456
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.18%	0.20%	0.21%	0.18%	0.18%
Commercial	0.02%	0.04%	0.02%	0.02%	0.02%
Consumer	0.50%	0.57%	0.64%	0.54%	0.54%
(a)Excludes loans held for sale.
(b)Reflects loans acquired as part of the BBVA acquisition on June 1, 2021. Additional information on this acquired loan portfolio will be included in our second quarter 2021 Form 10-Q.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets - Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis - Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) - Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio - Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital - Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio - Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital - Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio - Basel III Total capital divided by period-end risk-weighted assets (as applicable).

BBVA – BBVA USA Bancshares, Inc.

BBVA, S.A. – Banco Bilbao Vizcaya Argentaria, S.A.

BBVA USA – BBVA USA, the Alabama-chartered bank subsidiary of BBVA USA Bancshares, Inc.

BlackRock – BlackRock, Inc.

Charge-off - Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity - Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment - Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans - Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Current Expected Credit Loss (CECL) - Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Discretionary client assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets - Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Fair value - The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income - Refers to the following categories within Noninterest income: Asset management; Consumer services; Corporate services; Residential mortgage; and Service charges on deposits.

FICO score - A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

GAAP - Accounting principles generally accepted in the United States of America.

Leverage ratio - Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration - Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets - Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans - Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable, including TDRs which have not returned to performing status. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage - The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets - Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) - Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets - Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights - Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio - Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income - The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

Troubled debt restructuring (TDR) - A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Unfunded lending related commitments - Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.